Exhibit 7(c)(2)


                First Amendment to Loan and Security Agreement

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT



    THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 18th day of October, 2002, by and among FLANDERS CORPORATION ("Flanders," individually and, in its capacity as the representative of the other Borrowers, "Borrowers' Agent"), a North Carolina corporation, FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation ("Flanders/Precisionaire"), FLANDERS FILTERS, INC., a North Carolina corporation ("Filters"); FLANDERS/CSC CORPORATION, a North Carolina corporation ("CSC"), PRECISIONAIRE, INC., a Florida corporation ("Precisionaire"), PRECISIONAIRE OF UTAH, INC., a Utah corporation ("Utah"),ECO-AIR PRODUCTS, INC., a California corporation ("Eco-Air"), AIR SEAL FILTER HOUSINGS, INC., a Texas corporation ("Air Seal"), and FLANDERS REALTY CORP., a North Carolina corporation ("Flanders Realty") (all of the foregoing collectively referred to herein as "Borrowers" and individually as a "Borrower"), each with its chief executive office and principal place of business at 2399 26th Avenue North, St. Petersburg, Florida 33734, and FLEET CAPITAL CORPORATION (together with its successors and assigns, "Lender"), a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                  Recitals:

    Lender and Borrowers are parties to a certain Loan and Security Agreement dated the date hereof (the "Loan Agreement") pursuant to which Lender has agreed to make certain revolving credit and term loans to Borrowers.

    The parties desire to amend the Loan Agreement as hereinafter set forth.

    NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

    1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

    2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

        (a) By deleting Section 11.1.11 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

            11.1.11. Change of Ownership. (a) Steven K. Clark or Robert R. Amerson, collectively, shall cease to own and control, beneficially and of record less than 37% of the Equity Interests of Flanders; or (b) Flanders shall cease to own and control, beneficially and of record all of the issued and outstanding Equity Interests of any of Flanders/Precisionaire, Filters, CSC, Precisionaire, Utah, Eco-Air, Air Seal, Flanders Realty, Flanders International,

Tidewater, Airia, or Airpure; or (c) except to the extent otherwise expressly permitted by Section 9.2.1 hereof, Flanders shall cease to own and control, beneficially and of record, all of the issued and outstanding Equity Interests of Tidewater; or (d) except to the extent otherwise expressly permitted by
Section 9.2.1 hereof, Tidewater shall cease to own and control, beneficially and of record, all of the issued and outstanding Equity Interests of Bio-Tec; or
(e) Flanders shall cease to own and control, beneficially and of record, at least 90% of the issued and outstanding Equity Interests of Airseal West; or
(f) Flanders shall cease to own and control, beneficially and of record, at least 2 shares of the Equity Interests of Industrias and Eco-Air shall cease to own and control, beneficially and of record, all of the other Equity Interests of Industrias.

        (b) By adding the following new definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

            Borrower and Borrowers - shall have the meaning ascribed to such terms in the preamble to this Agreement and shall include each Subsidiary of a Borrower that executes a Joinder Agreement pursuant to the terms of this Agreement.

            Joinder Agreement - an agreement by which a Person agrees to become a "Borrower" hereunder and subject to all of the terms hereof in the form of Exhibit F annexed hereto, but only if and to the extent accepted by Lender.

        (c) By deleting the definition of "Other Agreements" contained in Appendix A to the Loan Agreement in its entirety and by substituting the following in lieu thereof:

            Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any Subsidiary of a Borrower or any other Person and delivered to Lender or Bank in respect of the transactions contemplated by the Agreement, including the Environmental Agreement, the LC Documents, any Joinder Agreement, and the Notes.

        (d) By deleting the definition of "Flanders Equity" from Appendix A to the Loan Agreement.

        (e) By deleting Schedule 8.1.4 to the Loan Agreement in its entirety and by substituting the Schedule 8.1.4 attached hereto in lieu thereof.

        (f) By adding Exhibit F to this Amendment to the Loan Agreement as Exhibit F thereto.

    3. Reliance on Representations, Warranties and Covenants Regarding Corporate Structure. Each Borrower and each Guarantor has represented and warranted to Lender in the Loan Documents, and hereby further represents, warrants and covenants, that there are no other Subsidiaries of any Borrower or any Guarantor other than Borrowers, Flanders International, Airseal West, Tidewater, Airia, Airpure, Industrias and Bio-Tec. Lender is relying on these representations, warranties and covenants in extending the Loans to Borrowers. Without waiving any Event of Default that may arise and without modifying the restrictions contained in Section 9.2.11 with respect to the formation or acquisition of Subsidiaries, Borrowers (and Guarantors by their execution of the Consent and Reaffirmation attached hereto) covenant and agree that if, after the Closing Date, it is determined that another Subsidiary of any Borrower or any Guarantor exists, then, at Lender's request, Borrowers and Guarantors shall execute and deliver, or cause to be executed and delivered, a Joinder Agreement with respect to such Subsidiary or a Guaranty of such Subsidiary, in form and substance satisfactory in all respects to Lender, and any and all documentation, instruments or agreements requested by Lender in connection therewith.

    4. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

    5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors rights and the application of general principles of equity; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens to the extent contemplated by the Loan Documents.

    6. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

    7. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

    8. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

    9. Expenses of Lender. Each Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

    10. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

    11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    12. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

    13. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

    14. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

    15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

    16. Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim such Borrower ever had or claimed to have against Lender.

    17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

                                        FLANDERS CORPORATION
ATTEST:                                 ("Borrower")

_________________________               By:___________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, Chief Financial
[CORPORATE SEAL]                           Officer and Chief Operating Officer


                                        FLANDERS/PRECISIONAIRE CORP.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        FLANDERS FILTERS, INC.
ATTEST:                                ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        FLANDERS/CSC CORPORATION
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        PRECISIONAIRE OF UTAH, INC.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                 [Signatures will continue on following page]

                                        PRECISIONAIRE, INC.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        ECO-AIR PRODUCTS, INC.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        AIR SEAL FILTER HOUSINGS, INC.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        FLANDERS REALTY CORP.
ATTEST:                                 ("Borrower")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]



                                        Accepted in Atlanta, Georgia:

                                        FLEET CAPITAL CORPORATION
                                        ("Lender")

                                        By:___________________________________
````                                    Title:_____________________________

                          CONSENT AND REAFFIRMATION


    Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consents to each Borrower's execution and delivery thereof and of the other documents, instruments or agreements that any Borrower agrees to execute and deliver pursuant thereto;
(iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

    IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation in Atlanta, Georgia, as of the date of such First Amendment to Loan and Security Agreement.

                                        FLANDERS INTERNATIONAL PTE LTD
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Witness                 Steven K. Clark,  Managing Director
[CORPORATE SEAL]


                                        AIRSEAL WEST, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        TIDEWATER AIR FILTER
                                        FABRICATION COMPANY, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark,  President and
                                           Treasurer
[CORPORATE SEAL]


                                        FLANDERS AIRIA TECHNOLOGIES, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark,  President and
                                           Treasurer
[CORPORATE SEAL]


                   [Signatures continued on following page]

                                        AIRPURE FILTER SALES AND
                                        SERVICE, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]


                                        SUPERIOR DIECUTTING, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, CFO/Treasurer
[CORPORATE SEAL]


                                        BIO-TEC, INC.
ATTEST:                                 ("Guarantor")

_________________________               By:__________________________
Jeanetta M. Brown, Secretary               Steven K. Clark, President and
                                           Treasurer
[CORPORATE SEAL]

                                  EXHIBIT F

                              JOINDER AGREEMENT
                                     and
                         SUPPLEMENT TO LOAN AGREEMENT


    SUPPLEMENT NO. ______ (this "Supplement") dated as of _____________, _____, to the Loan and Security Agreement dated October ___, 2002 (as at any time supplemented or amended, the "Loan Agreement"), by and among FLANDERS CORPORATION, a North Carolina corporation, FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation, FLANDERS FILTERS, INC., a North Carolina corporation ; FLANDERS/CSC CORPORATION, a North Carolina corporation, PRECISIONAIRE, INC., a Florida corporation, PRECISIONAIRE OF UTAH, INC., a Utah corporation, ECO-AIR PRODUCTS, INC., a California corporation, AIR SEAL FILTER HOUSINGS, INC., a Texas corporation, and FLANDERS REALTY CORP., a North Carolina corporation; and each other Person that is from time to time a Borrower under the Loan Agreement (referred to herein individually as a "Borrower" and collectively as "Borrowers"), and FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Supplement as a whole and not to any particular section, paragraph or subdivision. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to any of the Loan Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof. Wherever the phrase "including" shall appear in this Supplement, such word shall be understood to mean "including, without limitation."

    Borrowers have requested Lender to make Revolver Loans and extend other credit pursuant to the Loan Agreement. The undersigned, _______________________, a _______________________ corporation, is a Subsidiary and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a party to the Loan Agreement in order to induce Lender to continue to extend credit under the Loan Agreement and as consideration for the Loans previously made.

    Accordingly, and for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Lender and Subsidiary agree as follows:

    SECTION 1. In accordance with the Loan Agreement, Subsidiary by its signature below becomes a Borrower under the Loan Agreement with the same force and effect as if originally named therein as a Borrower, and Subsidiary hereby agrees to all the terms and provisions of the Loan Agreement applicable to it as a Borrower thereunder. Each reference to a "Borrower" in the Loan Agreement shall be deemed to include Subsidiary. The Loan Agreement is hereby incorporated herein by reference.

    SECTION 2. Subsidiary acknowledges that it has requested Lender to extend financial accommodations to it and to Borrowers on a combined basis in accordance with the provisions of the Loan Agreement, as hereby amended. In accordance with the terms of Section 4.10 of the Loan Agreement, Subsidiary acknowledges and agrees that it shall be jointly and severally liable for any and all Revolver Loans, the Term Loan and other Obligations heretofore or hereafter made by Lender to any

Borrower and for all interest, fees and other charges payable in connection therewith. Subsidiary hereby appoints and designates Flanders Corporation as, and Flanders Corporation shall continue to act under the Loan Agreement as, the representative of Subsidiary and each other Borrower for all purposes, including requesting borrowings and receiving accounts statements and other notices and communications to Borrowers (or any of them) from Lender. Each Loan made by Lender under the Loan Agreement or any of the other Loan Documents shall be disbursed to the Loan Account of Borrowers.

    SECTION 3. To secure the prompt payment and performance to Lender of all of the Obligations, Subsidiary hereby grants to Lender a continuing security interest in and Lien upon all of such Borrower's assets, including all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

         (a) all Accounts (as defined in the UCC) of Subsidiary, including any and all rights of Subsidiary to payment for goods sold or leased or for services rendered that are not evidenced by an instrument or chattel paper, whether or not they have been earned by performance, and all right, title and interest of Subsidiary in or to any returned goods the sale or other disposition of which gave rise to an account, together with all rights, titles, securities and guarantees with respect to any account, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security liens, whether voluntary or involuntary, in each case whether now existing or owned or hereafter created, arising or acquired.;

         (b) all Goods (as defined in the UCC), including all Inventory (as defined in the UCC), including all goods intended for sale or lease by Subsidiary, to be furnished by Subsidiary under contracts of service, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Subsidiary's business; and all documents evidencing and general intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Subsidiary, and all of Subsidiary's machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description, whether now owned or hereafter acquired by Subsidiary and wherever located, and all parts, accessories and special tools therefor, all accessions thereto, and all substitutions and replacements thereof;

         (c) all Instruments (as defined in the UCC);

         (d) all Commercial Tort Claims (as defined in the UCC);

         (e) all Supporting Obligations (as defined in the UCC);

         (f) all Chattel Paper (as defined in the UCC), including Electronic Chattel Paper (as defined in the UCC) and Tangible Chattel Paper (as defined in the UCC);

         (g) all Documents (as defined in the UCC);

         (h) all general intangibles, including all choses in action, causes of action, company or other business records, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, software, payment intangibles, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, permits, tax refund claims, computer programs, operational manuals, internet addresses and domain names, insurance refunds and premium rebates, all claims under guaranties, security interests or other security held by or granted to Subsidiary to secure payment of any of Subsidiary's Accounts by an account Subsidiary, all rights to indemnification and all other intangible property of Subsidiary of every kind and nature (other than Accounts), including all Payment Intangibles (as defined in the UCC) and all Software (as defined in the UCC);

         (i) all of Subsidiary's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by Subsidiary with any bank, savings and loan association, credit union or other depository institution;

         (j) all Investment Property (as defined in the UCC) (but excluding any portion thereof that constitutes margin stock, unless otherwise expressly provided in any security documents);

         (k) all Letter-of-Credit Rights (as defined in the UCC);

         (l) all monies now or at any time or times hereafter in the possession or under the control of Secured Party or a bailee or affiliate of Secured Party, including any cash collateral in the cash collateral account;

         (m) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a) through (l) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the collateral and claims against any person for loss of, damage to, or destruction of any of the collateral; and

         (n) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Subsidiary pertaining to any of (a) through (m) above.

    SECTION 4. Subsidiary represents and warrants to Lender that Subsidiary is a wholly owned Subsidiary of ______________ and is engaged in the same business as the other Borrowers as part of a joint and common enterprise; that this Supplement has been duly authorized, executed and delivered by Subsidiary and constitutes a legal, valid and binding obligation of Subsidiary, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and that the Schedules attached hereto contain true, accurate and complete information with respect to Subsidiary and the matters covered by the provisions of Section 8 of the Loan Agreement and such Schedules shall be deemed to supplement and be a part of the Schedules to the Loan Agreement.

    SECTION 5. Except as otherwise expressly provided in this Supplement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Supplement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

    SECTION 6. In case any provision in or obligation under this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

    SECTION 7. Subsidiary agrees to reimburse Lender for Lender's out-of-pocket expenses in connection with this Supplement, including, without limitation, the fees, disbursements and other charges of counsel for Lender.

    SECTION 8. This Supplement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the Schedules attached hereto is incorporated into this Supplement and by this reference made a part hereof.

    SECTION 9. This Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

    SECTION 10. This Supplement shall be effective when accepted by Lender in Atlanta, Georgia (Subsidiary hereby waiving notice of such acceptance) and thereupon shall be deemed a contract made in Georgia, and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.

    SECTION 11. The parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Supplement.


                 [Signatures will commence on following page]

    IN WITNESS WHEREOF, Subsidiary and Lender have duly executed this Supplement under seal as of the date and year first above written.


ATTEST:                                 [NAME OF SUBSIDIARY]


By:_________________________________    By:__________________________________
   Secretary
                                        Name:________________________________
[CORPORATE SEAL]
                                        Title:_______________________________

                                        Address:_____________________________
                                        _____________________________________
                                        _____________________________________


                                        Accepted in Atlanta, Georgia:

                                        FLEET CAPITAL CORPORATION


                                        By:__________________________________

                                        Name:________________________________

                                        Title:_______________________________



        [Consent and Reaffirmation of Guarantors appears on next page]

                          CONSENT AND REAFFIRMATION


    Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing Joinder Agreement and Supplement to Loan Agreement; (ii) consents to Subsidiary's execution and delivery thereof and of the other documents, instruments or agreements Subsidiary agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

    IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officers to execute this Consent and Reaffirmation on and as of the date of such Joinder Agreement and Supplement to Loan Agreement.

                                        [NAMES OF GUARANTORS]


                                        By:____________________________________

                                        Title:_________________________________

                          List of Attached Schedules


7.1.1   Subsidiary's and its Subsidiaries' Business Locations
8.1.1 Jurisdictions in which Subsidiary and its Subsidiaries are Authorized to do Business
8.1.4   Capital Structure of Subsidiary
8.1.5   Corporate Names
8.1.13  Tax Identification Numbers of Subsidiary and its Subsidiaries
8.1.15  Intellectual Property
8.1.18  Contracts Restricting Rights to Incur Debts
8.1.19  Litigation
8.1.21  Capitalized and Operating Leases
8.1.22  Pension Plans
8.1.24  Labor Contracts
9.2.5   Permitted Liens